                                                                    EXHIBIT 20.6


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D

                         MONTHLY SERVICER'S CERTIFICATE


       Accounting Date:                                      September 30, 1999
                                               --------------------------------
       Determination Date:                                      October 6, 1999
                                               --------------------------------
       Distribution Date:                                      October 15, 1999
                                               --------------------------------
       Monthly Period Ending:                                September 30, 1999
                                               --------------------------------

       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



I.     Collection  Account  Summary

       Available Funds:
                         Payments Received                                                     $5,586,714.10
                         Liquidation Proceeds (excluding Purchase Amounts)                       $580,245.51
                         Current Monthly Advances                                                  91,365.11
                         Amount of withdrawal, if any, from the Spread Account                         $0.00
                         Monthly Advance Recoveries                                               (70,750.38)
                         Purchase Amounts-Warranty and Administrative Receivables                 ($3,240.20)
                         Purchase Amounts - Liquidated Receivables                                     $0.00
                         Income from investment of funds in Trust Accounts                        $27,210.42
                                                                                       ----------------------
       Total Available Funds                                                                                          $6,211,544.56
                                                                                                                   ================

       Amounts Payable on Distribution Date:
                         Reimbursement of Monthly Advances                                             $0.00
                         Backup Servicer Fee                                                           $0.00
                         Basic Servicing Fee                                                     $160,174.92
                         Trustee and other fees                                                        $0.00
                         Class A-1  Interest Distributable Amount                                      $0.00
                         Class A-2  Interest Distributable Amount                                $101,468.63
                         Class A-3  Interest Distributable Amount                                $265,833.33
                         Class A-4  Interest Distributable Amount                                $361,995.32
                         Noteholders' Principal Distributable Amount                           $4,752,998.85
                         Amounts owing and not paid to Security Insurer under
                              Insurance Agreement                                                      $0.00
                         Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                         Spread Account Deposit                                                  $569,073.51
                                                                                       ----------------------
       Total Amounts Payable on Distribution Date                                                                     $6,211,544.56
                                                                                                                   ================


                                 Page 1 (1998-D)


II.     Available  Funds

        Collected Funds (see V)
                               Payments Received                                                $5,586,714.10
                               Liquidation Proceeds (excluding Purchase Amounts)                  $580,245.51         $6,166,959.61
                                                                                           -------------------

        Purchase Amounts                                                                                                 ($3,240.20)

        Monthly Advances

                               Monthly Advances - current Monthly Period (net)                    $20,614.73
                               Monthly Advances - Outstanding Monthly Advances
                                  not otherwise reimbursed to the Servicer                             $0.00             $20,614.73
                                                                                           -------------------

        Income from investment of funds in Trust Accounts                                                                $27,210.42
                                                                                                                   ----------------

        Available Funds                                                                                               $6,211,544.56
                                                                                                                   ================

III.    Amounts Payable on Distribution Date

             (i)(a)       Taxes due and unpaid with respect to the Trust
                          (not otherwise paid by AFL or the Servicer)                                                         $0.00

             (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                          to Servicer and to be reimbursed on the Distribution Date)                                          $0.00

             (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                     $0.00

              (ii)        Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                               Owner Trustee                                                           $0.00
                               Administrator                                                           $0.00
                               Indenture Trustee                                                       $0.00
                               Indenture Collateral Agent                                              $0.00
                               Lockbox Bank                                                            $0.00
                               Custodian                                                               $0.00
                               Backup Servicer                                                         $0.00
                               Collateral Agent                                                        $0.00                  $0.00
                                                                                                      -------

            (iii)(a)      Basic Servicing Fee (not otherwise paid to Servicer)                                          $160,174.92

            (iii)(b)      Supplemental Servicing Fees (not otherwise paid to Servicer)                                        $0.00

            (iii)(c)      Servicer reimbursements for mistaken deposits or postings of checks
                          returned for insufficient funds (not otherwise reimbursed to Servicer)                              $0.00

              (iv)        Class A-1  Interest Distributable Amount                                                            $0.00
                          Class A-2  Interest Distributable Amount                                                      $101,468.63
                          Class A-3  Interest Distributable Amount                                                      $265,833.33
                          Class A-4  Interest Distributable Amount                                                      $361,995.32

               (v)        Noteholders' Principal Distributable Amount

                               Payable to Class A-1 Noteholders                                                       $2,376,499.43
                               Payable to Class A-2 Noteholders                                                               $0.00
                               Payable to Class A-3 Noteholders                                                               $0.00
                               Payable to Class A-4 Noteholders                                                       $2,376,499.42

              (vii)       Unpaid principal balance of the Class A-1 Notes
                          after deposit to the Note Distribution Account of
                          any funds in the Class A-1 Holdback Subaccount
                          (applies only on the Class A-1 Final Scheduled Distribution Date)                                   $0.00

              (ix)        Amounts owing and not paid to the Security Insurer under Insurance Agreement                        $0.00
                                                                                                                   ----------------

                          Total amounts payable on Distribution Date                                                  $5,642,471.05
                                                                                                                   ================

                                 Page 2 (1998-D)


IV.     Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
        Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
        Class A-1 Maturity Shortfall

        Spread Account deposit:

                   Amount of excess, if any, of Available Funds
                      over total amounts payable (or amount of such
                      excess up to the Spread Account Maximum Amount)                                             $569,073.51

        Reserve Account Withdrawal on any Determination Date:

                   Amount of excess, if any, of total amounts payable over Available Funds
                      (excluding amounts payable under item (vii) of Section III)                                       $0.00

                   Amount available for withdrawal from the Reserve
                      Account (excluding the Class A-1 Holdback
                      Subaccount), equal to the difference between the
                      amount on deposit in the Reserve Account and the
                      Requisite Reserve Amount (amount on deposit in
                      the Reserve Account calculated taking into
                      account any withdrawals from or deposits to the
                      Reserve Account in respect
                      of transfers of Subsequent Receivables)                                                           $0.00

                   (The amount of excess of the total amounts payable
                      (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                      Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                      Account, and deposited in the Collection
                      Account.)

                   Amount of withdrawal, if any, from the Reserve Account                                               $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date

                   Amount by which (a) the remaining principal balance of the Class A-1 Notes
                   exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section                $0.00

                   Amount available in the Class A-1 Holdback Subaccount                                                $0.00

                   (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                   Funds (after payment of amount set forth in item
                   (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                   Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                   Subaccount, and deposited in the Note
                   Distribution Account for payment to the Class
                   A-1 Noteholders)

                   Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                 $0.00

        Deficiency Claim Amount:

                   Amount of excess, if any, of total amounts payable over funds available for withdrawal
                   from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                          $0.00

                   (on the Class A-1 Final Scheduled Distribution
                   Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
                   (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                   Amount of excess, if any, on the Distribution Date
                   on or immediately following the end of the Funding
                   Period, of (a) the sum of the Class A-1 Prepayment
                   Amount, the Class A-2 Prepayment Amount, the Class
                   A-3 Prepayment Amount, the Class A-4 Prepayment
                   Amount, over, (b) the amount on deposit in the
                   Pre-Funding Account                                                                                  $0.00

        Class A-1 Maturity Shortfall:

                   Amount of excess, if any, on the Class A-1 Final
                   Scheduled Distribution Date, of (a) the unpaid
                   principal balance of the Class A-1 Notes over (b)
                   the sum of the amounts deposited in the Note
                   Distribution Account under item (v) and (vii) of
                   Section III or pursuant to a withdrawal from the Class A-1
                   Holdback Subaccount.                                                                                 $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account
        Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
        Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
        Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1998-D)


V.      Collected Funds

        Payments Received:
                    Supplemental Servicing Fees                                                        $0.00
                    Amount allocable to interest                                                2,036,858.14
                    Amount allocable to principal                                               3,549,855.96
                    Amount allocable to Insurance Add-On Amounts                                       $0.00
                    Amount allocable to Outstanding Monthly Advances (reimbursed to the
                       Servicer prior to deposit in the Collection Account)                            $0.00
                                                                                              ----------------

        Total Payments Received                                                                                       $5,586,714.10

        Liquidation Proceeds:
                   Gross amount realized with respect to Liquidated Receivables                   594,330.40

                   Less: (i) reasonable expenses incurred by Servicer
                      in connection with the collection of such Liquidated
                      Receivables and the repossession and disposition
                      of the related Financed Vehicles and (ii) amounts
                      required to be refunded to Obligors on such Liquidated Receivables          (14,084.89)
                                                                                              ----------------

        Net Liquidation Proceeds                                                                                        $580,245.51

        Allocation of Liquidation Proceeds:
                  Supplemental Servicing Fees                                                          $0.00
                  Amount allocable to interest                                                         $0.00
                  Amount allocable to principal                                                        $0.00
                  Amount allocable to Insurance Add-On Amounts                                         $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                              $0.00                  $0.00
                                                                                              ----------------       ---------------

        Total Collected Funds                                                                                         $6,166,959.61
                                                                                                                     ===============

VI.     Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                               $0.00
                  Amount allocable to interest                                                         $0.00
                  Amount allocable to principal                                                        $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                              $0.00

        Purchase Amounts - Administrative Receivables                                             ($3,240.20)
                  Amount allocable to interest                                                         $0.00
                  Amount allocable to principal                                                   ($3,240.20)
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                              $0.00
                                                                                              ----------------

        Total Purchase Amounts                                                                                           ($3,240.20)
                                                                                                                     ===============

VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                    $144,046.38
                                                                                                                     ===============

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                  Payments received from Obligors                                                ($70,750.38)
                  Liquidation Proceeds                                                                 $0.00
                  Purchase Amounts - Warranty Receivables                                              $0.00
                  Purchase Amounts - Administrative Receivables                                        $0.00
                                                                                              ----------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                      ($70,750.38)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                     ($70,750.38)

        Remaining Outstanding Monthly Advances                                                                           $73,296.00

        Monthly Advances - current Monthly Period                                                                        $91,365.11
                                                                                                                     ---------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                      $164,661.11
                                                                                                                     ===============

                                 Page 4 (1998-D)


VIII.    Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount
           Payments received allocable to principal                                                                   $3,549,855.96
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                               $1,206,383.09
           Purchase Amounts - Warranty Receivables allocable to principal                                                     $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                          ($3,240.20)
           Amounts withdrawn from the Pre-Funding Account                                                                     $0.00
           Cram Down Losses                                                                                                   $0.00
                                                                                                                   -----------------

           Principal Distribution Amount                                                                              $4,752,998.85
                                                                                                                   =================

B.  Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)                         $0.00

           Multiplied by the Class A-1 Interest Rate                                                  5.4820%

           Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 26/360                                                           0.08333333                  $0.00
                                                                                              ----------------
           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                               -
                                                                                                                   -----------------
           Class A-1 Interest Distributable Amount                                                                            $0.00
                                                                                                                   =================

C.  Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)                $21,883,960.88

           Multiplied by the Class A-2 Interest Rate                                                   5.564%

           Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 26/360                                                           0.08333333            $101,468.63
                                                                                                                   -----------------
           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                               -
                                                                                                                   -----------------

           Class A-2 Interest Distributable Amount                                                                      $101,468.63
                                                                                                                   =================

D.  Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)                $55,000,000.00

           Multiplied by the Class A-3 Interest Rate                                                   5.800%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 26/360            0.08333333            $265,833.33
                                                                                             -----------------     -----------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   -----------------

           Class A-3 Interest Distributable Amount                                                                      $265,833.33
                                                                                                                   =================

E.  Calculation of Class A-4 Interest Distributable Amount

           Class A-4 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-4 Noteholders on such Distribution Date)                $76,883,960.92

           Multiplied by the Class A-4 Interest Rate                                                   5.650%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 26/360            0.08333333            $361,995.32
                                                                                             -----------------

           Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   -----------------

           Class A-4 Interest Distributable Amount                                                                      $361,995.32
                                                                                                                   =================


                                 Page 5 (1998-D)


G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                     $0.00
           Class A-2 Interest Distributable Amount                                               $101,468.63
           Class A-3 Interest Distributable Amount                                               $265,833.33
           Class A-4 Interest Distributable Amount                                               $361,995.32


           Noteholders' Interest Distributable Amount                                                                   $729,297.28
                                                                                                                   ================

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                       $4,752,998.85

           The Class A-4 Notes will be entitled to receive 50.00% of the Principal Distributable Amount on each Distribution Date. The Class
           A-1, Class A-2 Notes, and Class A-3 Notes are "sequential pay" classes which collectively will receive 50.00% of the Principal
           Distribution Amount on each Distribution Date, first to the principal balance of the Class A-1 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2
           Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3 Notes until such principal balance is reduced to zero.

                                                                                                                      $4,752,998.85

           Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                   ----------------

           Noteholders' Principal Distributable Amount                                                                $4,752,998.85
                                                                                                                   ================

I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes,
           Class A-2 Notes, or Class A-3 Notes (see item H above)                                      50.00%         $2,376,499.43
                                                                                                ---------------    ================


           Amount of Noteholders' Principal Distributable Amount payable to Class A-4 Notes            50.00%         $2,376,499.42
                                                                                                ---------------    ================


   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the  Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                          $1.55

                                                                                                                    ---------------
                                                                                                                              $1.55
                                                                                                                   ================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                                                        $0.00

           Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998
              Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
              Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B below)              $0.00
                                                                                                                   ----------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                                                                                       $1.55
                                                                                                ---------------
                                                                                                                              $1.55

                                                                                                                   ================


           B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period.                                                 $0.00

                                 Page 6 (1998-D)


 X.     Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes,
           Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,

        Product of (x) weighted average of the Class A-1, A-2, A-3, and A-4 Interest Rates
        (based on outstanding Class A-1, A-2, A-3, and A-4 principal balances), divided by 360              5.6941%
        (y) (the Pre-Funded Amount on such Distribution Date)                                                 0.00
        (z) (the number of days until the January 1999 Distribution Date)                                        0
                                                                                                                              $0.00

        Less the product of (x) 2.5% divided by 360,                                                         2.500%
        (y) the Pre-Funded Amount on such Distribution Date and,                                              0.00
        (z) (the number of days until the January 1999 Distribution Date)                                        0            $0.00
                                                                                                                        -----------


        Requisite Reserve Amount                                                                                              $0.00
                                                                                                                        ===========

        Amount on deposit in the Reserve Account (other than the Class A-1
           Holdback Subaccount) as of the preceding Distribution Date or, in
           the case of the first Distribution Date, as of the Closing Date                                                    $0.00

        Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
           Holdback Subaccount) (which excess is to be deposited by the
           Indenture Trustee in the Reserve Account from amounts withdrawn
           from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                    $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve
           Account (other than the Class A-1 Holdback Subaccount) over the
           Requisite Reserve Amount (and amount withdrawn from the Reserve
           Account to cover the excess, if any, of total amounts payable over
           Available Funds, which excess is to be transferred by the
           Indenture Trustee from amounts withdrawn from the Pre-Funding
           Account in respect of transfers of Subsequent Receivables)                                                         $0.00

        Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
           to cover the excess, if any, of total amount payable over Available Funds (see IV above)                           $0.00
                                                                                                                        -----------

        Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
           Subaccount) after the Distribution Date                                                                            $0.00
                                                                                                                        ===========

XI.     Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                       $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
           (the Original Pool Balance after giving effect to the transfer of
           Subsequent Receivables on the Distribution Date or on a Subsequent
           Transfer Date preceding the Distribution Date))                                                                        0

        Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
           a Class A-1 Maturity Shortfall (see IV above)                                                                      $0.00

        Less withdrawal, if any, of amount remaining in the Class A-1
           Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
           after giving effect to any payment out of the Class A-1 Holdback
           Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee)                                                                $0.00
                                                                                                                        -----------

        Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                                        ===========

XII.    Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the Monthly Period      $153,767,920.25
        Multiplied by Basic Servicing Fee Rate                                                1.25%
        Multiplied by months per year                                                   0.08333333
                                                                                 -------------------

        Basic Servicing Fee                                                                            $160,174.92

        Less: Backup Servicer Fees                                                                           $0.00

        Supplemental Servicing Fees                                                                          $0.00
                                                                                                     --------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $160,174.92
                                                                                                                        ===========

                                 Page 7 (1998-D)


XIII.    Information for Preparation of Statements to Noteholders
          a.    Aggregate principal balance of the Notes as of first day of Monthly Period
                     Class A-1 Notes                                                                                          $0.00
                     Class A-2 Notes                                                                                 $21,883,960.88
                     Class A-3 Notes                                                                                 $55,000,000.00
                     Class A-4 Notes                                                                                 $76,883,960.92

          b.    Amount distributed to Noteholders allocable to principal
                     Class A-1 Notes                                                                                          $0.00
                     Class A-2 Notes                                                                                  $2,376,499.43
                     Class A-3 Notes                                                                                          $0.00
                     Class A-4 Notes                                                                                  $2,376,499.42

          c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                     Class A-1 Notes                                                                                          $0.00
                     Class A-2 Notes                                                                                 $19,507,461.45
                     Class A-3 Notes                                                                                 $55,000,000.00
                     Class A-4 Notes                                                                                 $74,507,461.50

          d.    Interest distributed to Noteholders
                     Class A-1 Notes                                                                                          $0.00
                     Class A-2 Notes                                                                                    $101,468.63
                     Class A-3 Notes                                                                                    $265,833.33
                     Class A-4 Notes                                                                                    $361,995.32

          e.    1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00

          f.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                1.  Reserve Account                                                                    $0.00
                2.  Class A-1 Holdback Subaccount                                                      $0.00
                3.  Claim on the Note Policy                                                           $0.00

          g.    Remaining Pre-Funded Amount                                                                                   $1.55

          h.    Remaining Reserve Amount                                                                                      $0.00

          i.    Amount on deposit on Class A-1 Holdback Subaccount                                                            $0.00

          j.    Prepayment amounts
                     Class A-1 Prepayment Amount                                                                              $0.00
                     Class A-2 Prepayment Amount                                                                              $0.00
                     Class A-3 Prepayment Amount                                                                              $0.00
                     Class A-4 Prepayment Amount                                                                              $0.00

          k.     Prepayment Premiums
                     Class A-1 Prepayment Premium                                                                             $0.00
                     Class A-2 Prepayment Premium                                                                             $0.00
                     Class A-3 Prepayment Premium                                                                             $0.00
                     Class A-4 Prepayment Premium                                                                             $0.00

          l.    Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                   paid by the Trustee on behalf of the Trust                                                           $160,174.92

          m.    Note Pool Factors (after giving effect to distributions on the
                   Distribution Date)
                     Class A-1 Notes                                                                                     0.00000000
                     Class A-2 Notes                                                                                     0.60960817
                     Class A-3 Notes                                                                                     1.00000000
                     Class A-4 Notes                                                                                     0.74507462

                                 Page 8 (1998-D)


XVI.    Pool Balance and Aggregate Principal Balance

                        Original Pool Balance at beginning of Monthly Period                               $199,999,998.46
                        Subsequent Receivables                                                                           -
                                                                                                    -----------------------
                        Original Pool Balance at end of Monthly Period                                     $199,999,998.46
                                                                                                    =======================

                        Aggregate Principal Balance as of preceding Accounting Date                        $153,767,920.25
                        Aggregate Principal Balance as of current Accounting Date                          $149,014,921.40




        Monthly Period Liquidated Receivables                                            Monthly Period Administrative Receivables

                                    Loan #              Amount                               Loan #                    Amount
                                    ------              ------                               ------                    ------
                      see attached listing              1,206,383.09              see attached listing              (3,240.20)
                                                               $0.00                                                    $0.00
                                                               $0.00                                                    $0.00
                                                               ------                                                   -----
                                                       $1,206,383.09                                               ($3,240.20)
                                                       ==============                                              ===========

XVIII.  Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date                 7,639,515.54

        Aggregate Principal Balance as of the Accounting Date                           $149,014,921.40
                                                                                      -------------------

        Delinquency Ratio                                                                                          5.12667823%
                                                                                                                   ===========





        IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia
        Financial Ltd., have executed this Certificate as of the date set forth above.


                                                    ARCADIA  FINANCIAL  LTD.

                                                    By:
                                                              ------------------------------------------
                                                    Name:     Scott R. Fjellman
                                                              ------------------------------------------
                                                    Title:    Vice President / Securitization



                                 Page 9 (1998-D)



                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D

                             PERFORMANCE INFORMATION

                FOR THE MONTHLY PERIOD ENDING SEPTEMBER 30, 1999



I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                           $200,000,000

                             AGE OF POOL (IN MONTHS)                                        11

II.     Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to all or
          any portion of a Scheduled Payment as of the Accounting Date                              $7,639,515.54

        Aggregate Principal Balance as of the Accounting Date                                     $149,014,921.40
                                                                                                ------------------

        Delinquency Ratio                                                                                                5.12667823%
                                                                                                                     ===============


III.    Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                                 5.12667823%

        Delinquency ratio - preceding Determination Date                                               4.30248293%

        Delinquency ratio - second preceding Determination Date                                        4.28666417%
                                                                                                ------------------


        Average Delinquency Ratio                                                                                        4.57194178%
                                                                                                                     ===============


IV.     Default Rate

        Cumulative balance of defaults as of the preceding Accounting Date                                            $5,333,245.76

                  Add:    Sum of Principal Balances (as of the Accounting
                            Date) of Receivables that became Liquidated
                            Receivables during the Monthly Period or that
                            became Purchased Receivables during Monthly
                            Period (if delinquent more than 30 days with
                            respect to any portion of a Scheduled Payment
                            at time of purchase)                                                                      $1,206,383.09
                                                                                                                    ----------------

        Cumulative balance of defaults as of the current Accounting Date                                              $6,539,628.85

                          Sum of Principal Balances (as of the Accounting Date)
                            of 90+ day delinquencies                                                 1,484,809.86

                           Percentage of 90+ day delinquencies applied to defaults                         100.00%    $1,484,809.86
                                                                                                ------------------  ----------------

        Cumulative balance of defaults and 90+ day delinquencies as of the current Accounting Date                    $8,024,438.71
                                                                                                                    ================




V.      Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

        Cumulative Default Rate - current Determination Date                                            4.0122194%

        Cumulative Default Rate - preceding Determination Date                                          3.5166452%

        Cumulative Default Rate - second preceding Determination Date                                   2.9408977%


                                 Page 1 (1998-D)



VI.     Net Loss Rate

        Cumulative net losses as of the preceding Accounting Date                                                     $2,270,814.17

             Add:    Aggregate of Principal Balances as of the
                     Accounting Date (plus accrued and unpaid
                     interest thereon to the end of the Monthly
                     Period) of all Receivables that became
                     Liquidated Receivables or that became Purchased
                     Receivables and that were delinquent more than
                     30 days with respect to any portion of a
                     Scheduled Payment as of the Accounting Date                                     $1,206,383.09
                                                                                                  ------------------
                   Liquidation Proceeds received by the Trust                                         ($580,245.51)     $626,137.58
                                                                                                  ------------------ ---------------

        Cumulative net losses as of the current Accounting Date                                                       $2,896,951.75

                   Sum of Principal Balances (as of the Accounting Date)
                    of 90+ day delinquencies                                                         $1,484,809.86

                     Percentage of 90+ day delinquencies applied to losses                                   50.00%     $742,404.93
                                                                                                  ------------------ ---------------

        Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                             $3,639,356.68
                                                                                                                     ===============




VII.    Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

        Cumulative Net Loss Rate - current Determination Date                                                             1.8196783%

        Cumulative Net Loss Rate - preceding Determination Date                                                           1.5604182%

        Cumulative Net Loss Rate - second preceding Determination Date                                                    1.2887215%

VIII.   Other Information Provided to FSA

             A.     Credit Enhancement Fee information:

                    Aggregate Principal Balance as of the Accounting Date                          $149,014,921.40
                    Multiplied by:  Credit Enhancement Fee  (31 bp's) * (30/360)                            0.0258%
                                                                                                  ------------------
                                  Amount due for current period                                                          $38,495.52
                                                                                                                     ===============


             B.     Dollar amount of loans that prepaid during the Monthly Period                                     $1,439,176.90
                                                                                                                     ===============

                    Percentage of loans that prepaid during the Monthly Period                                           0.96579382%
                                                                                                                     ===============


VIII.   Classic/Premier Loan Detail
                                                               Classic                    Premier                  Total
                                                               -------                    -------                  -----
        Aggregate Loan Balance, Beginning                   $114,340,306.82               $39,427,613.43            $153,767,920.25
         Subsequent deliveries of Receivables                         $0.00                         0.00                       0.00
         Prepayments                                            (930,808.06)                 (508,368.84)             (1,439,176.90)
         Normal loan payments                                 (1,299,407.55)                 (811,271.51)             (2,110,679.06)
         Liquidated Receivables                                 (900,306.33)                 (306,076.76)             (1,206,383.09)
         Administrative and Warranty Receivables                   3,240.53                        (0.33)                  3,240.20
                                                         ----------------------      --------------------          -----------------
        Aggregate Loan Balance, Ending                      $111,213,025.41               $37,801,895.99            $149,014,921.40
                                                         ======================      ====================          =================

        Delinquencies                                         $6,233,108.68                 1,406,406.86              $7,639,515.54
        Recoveries                                              $444,219.04                  $136,026.47                $580,245.51
        Net Losses                                               456,087.29                   170,050.29                $626,137.58

                                 Page 2 (1998-D)


IX.     Spread Account Information                                                       $                                %
        Beginning Balance                                                                 $13,759,075.15                 9.23335396%

        Deposit to the Spread Account                                                        $569,073.51                 0.38189029%
        Spread Account Additional Deposit                                                          $0.00                 0.00000000%
        Withdrawal from the Spread Account                                                   ($66,858.78)               -0.04486717%
        Disbursements of Excess                                                             ($907,301.31)               -0.60886608%
        Interest earnings on Spread Account                                                   $57,354.49                 0.03848909%
                                                                                 ---------------------------    --------------------

        Ending Balance                                                                    $13,411,343.07                 9.00000010%
                                                                                 ===========================    ====================


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association              $13,411,343.07              9.00000000%
                                                                                 ===================================================


X.     Trigger Events

       Cumulative Loss and Default Triggers as of November 1, 1998


           -----------------------------------------------------------------------------------------------------------------------

                                              Loss                      Default              Loss Event            Default Event
                 Month                    Performance                 Performance            of Default              of Default
           -----------------------------------------------------------------------------------------------------------------------
                   3                         1.05%                       2.11%                  1.33%                   2.66%
                   6                         2.11%                       4.21%                  2.66%                   5.32%
                   9                         3.05%                       6.10%                  3.85%                   7.71%
                  12                         3.90%                       7.79%                  4.92%                   9.84%
                  15                         5.02%                      10.03%                  6.34%                  12.68%
                  18                         6.04%                      12.07%                  7.63%                  15.25%
                  21                         6.93%                      13.85%                  8.75%                  17.50%
                  24                         7.70%                      15.40%                  9.73%                  19.45%
                  27                         8.10%                      16.21%                 10.24%                  20.47%
                  30                         8.43%                      16.86%                 10.65%                  21.29%
                  33                         8.71%                      17.43%                 11.01%                  22.01%
                  36                         8.96%                      17.92%                 11.32%                  22.63%
                  39                         9.08%                      18.15%                 11.47%                  22.93%
                  42                         9.17%                      18.34%                 11.58%                  23.16%
                  45                         9.25%                      18.49%                 11.68%                  23.36%
                  48                         9.31%                      18.62%                 11.76%                  23.52%
                  51                         9.36%                      18.73%                 11.83%                  23.65%
                  54                         9.41%                      18.81%                 11.88%                  23.76%
                  57                         9.44%                      18.88%                 11.92%                  23.84%
                  60                         9.46%                      18.93%                 11.95%                  23.91%
                  63                         9.48%                      18.96%                 11.97%                  23.95%
                  66                         9.49%                      18.98%                 11.99%                  23.98%
                  69                         9.50%                      18.99%                 12.00%                  23.99%
                  72                         9.50%                      19.00%                 12.00%                  24.00%

           -----------------------------------------------------------------------------------------------------------------------

        Average Delinquency Ratio equal to or greater than 8.20%                             Yes________          No___X_____

        Cumulative Default Rate (see above table)                                            Yes________          No___X_____

        Cumulative Net Loss Rate (see above table)                                           Yes________          No___X_____

        Trigger Event that occurred as of a prior Determination Date
          is Deemed Cured as of current Determination Date                                   Yes________          No___X_____

XI.     Insurance Agreement Events of Default

        To the knowledge of the Servicer, an Insurance Agreement
          Event of Default has occurred                                                      Yes________          No___X_____

        To the knowledge of the Servicer, a Capture Event has occurred and be continuing     Yes________          No___X_____

        To the knowledge of the Servicer, a prior Capture Event has been cured by
           a permanent waiver                                                                Yes________          No___X_____

        IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia
        Financial Ltd., have executed this Certificate as of the date set forth above.


                                                              ARCADIA  FINANCIAL  LTD.

                                                              By:
                                                                           --------------------------------------

                                                              Name:        Scott R. Fjellman
                                                                           --------------------------------------
                                                              Title:       Vice President / Securitization


                                 Page 3 (1998-D)